UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2022, First Foundation Inc. (the “Company”) entered into the Fifth Amendment to Loan Agreement (the “Fifth Amendment”) with NexBank, a Texas savings bank, which amends the Loan Agreement, dated as of February 8, 2017, as amended by the First Amendment to Loan Agreement, dated as of May 18, 2017, the Second Amendment to Loan Agreement, dated as of April 6, 2018, the Third Amendment to Loan Agreement, dated as of October 30, 2018, and the Fourth Amendment to Loan Agreement, dated as of May 31, 2019 (collectively the “Loan Agreement”), to, among other things: (1) decrease the maximum amount available under the borrowing arrangement to $20,000,000, (2) remove references to the LIBOR rate and provide that the Loan will accrue interest at a variable interest rate based on the Wall Street Journal’s Prime Rate plus 50 basis points, and (3) extend the maturity date to February 7, 2023. All terms not defined herein have the definitions set forth in the Loan Agreement. Except as modified and amended by the Fifth Amendment, all of the terms and provisions of the Loan Agreement remain in full force and effect.

A copy of the Fifth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Fifth Amendment to Loan Agreement, dated as of March 22, 2022, by and between First Foundation Inc. and NexBank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uly
FIRST FOUNDATION INC.

Date: March 24, 2022	By:	/s/ KEVIN L. THOMPSON
Kevin L. Thompson
Executive Vice President and Chief Financial Officer